CONSENT OF INDEPENDENT RESISTERED PUBLIC ACCOUNTING FIRM


We hereby consent to the incorporation by reference in the Registration Statement on Forms S-8 (Nos. 33-27293 and 333-109235) of Kellogg Company of our report dated May 17, 2004 relating to the financial statements of Kellogg Company Savings and Investment Plan, which appears in this Form 11-K.



                                                /s/ PricewaterhouseCoopers LLP
                                                ------------------------------

Battle Creek, Michigan
June 18, 2004